UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2019

__________________________________

VALVOLINE INC.
(Exact name of registrant as specified in its charter)
___________________________________

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 31, 2019, Valvoline Inc. (“Valvoline”) held its Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, a total of 178,779,396 shares of Valvoline Common Stock, representing 95.01% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for director were elected to serve a one-year term until the following annual meeting of Valvoline’s shareholders and until their successors have been duly elected and qualified, by the votes set forth in the table below:

Nominees	For	Against	Abstain	Broker Non-Vote
Richard J. Freeland	158,466,749	10,157,367	457,170	9,698,110
Stephen F. Kirk	168,354,630	283,790	442,866	9,698,110
Carol H. Kruse	168,296,274	360,156	424,856	9,698,110
Stephen E. Macadam	168,408,329	217,405	455,552	9,698,110
Vada O. Manager	167,033,866	1,585,925	461,495	9,698,110
Samuel J. Mitchell, Jr.	168,363,864	251,539	465,883	9,698,110
Charles M. Sonsteby	168,355,013	277,485	448,788	9,698,110
Mary J. Twinem	168,114,835	534,287	432,164	9,698,110

Proposal 2: The appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2019 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
177,911,366	527,034	340,996	0

Proposal 3: The non-binding advisory resolution approving the compensation paid to Valvoline’s named executive officers, as disclosed in Valvoline’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
165,393,194	2,899,903	788,189	9,698,110

Proposal 4: The Amendment to the 2016 Valvoline Inc. Incentive Plan was approved by shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
163,926,156	4,381,582	773,548	9,698,110

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amended 2016 Valvoline Inc. Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: February 5, 2019	By:	/s/ Julie M. O'Daniel
Julie M. O'Daniel
Senior Vice President, Chief Legal Officer & Corporate Secretary